Exhibit 10.18

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

Wuxi Enzyme Factory as Transferor

and

Genencor Mauritius Ltd. as Transferee

and

Genencor (Wuxi) Bio-Products Co., Ltd.

AGREEMENT FOR TRANSFER OF EQUITY INTEREST

November 30, 2004

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

AGREEMENT FOR TRANSFER OF EQUITY INTEREST

     THIS AGREEMENT FOR TRANSFER OF EQUITY INTEREST is made by and among the following Parties after friendly consultation on the basis of principles of equality and mutual benefit:

Transferor:	Wuxi Enzyme Factory
25 Tonghui Road West
Wuxi City, Jiangsu Province
The People’s Republic of China, 214035
Fax: (0510) 370-9726
Legal Representative: Weidong Huang, Director

(hereinafter referred to as “Party A” or “WEF”);

Transferee:	Genencor Mauritius, Limited
c/o Genencor International, Inc.
200 Meridian Centre Blvd
Suite 300
Rochester, New York 14618
U. S. A.
Fax:(001-585) 244-2806
Legal Representative: John J. Gell, Director

(hereinafter referred to as “Party B” or Genencor); and

Company:	Genencor (Wuxi) Bio-Products Co., Ltd.
27 Tonghui Road West
Wuxi City, Jiangsu Province
The People’s Republic of China, 214035
Fax:(0510) 370-9726
Legal Representative: John J. Gell, Chairman

(hereinafter referred to as “Party C” or the “JV”);

(Party A, Party B and Party C are hereinafter referred to collectively as the “Parties” and individually as a “Party”).

RECITALS

WHEREAS, Party A and Synder, Inc., a California, United States corporation (“Synder”) entered into certain Equity Joint Venture Contract on September 11, 1992, whereby Party A and Synder jointly invested in and established a China-Foreign joint venture limited liability company under the law of PRC, as approved by Wuxi Foreign Investment Administration Commission (“Wuxi FIAC”) on September 22,

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

1992 [waijingmao — sufuzizi (1992) 5488], and a business license was issued by Wuxi branch of the State Administration of Industry and Commerce (“Wuxi SAIC”) on September 28, 1992.

WHEREAS, Party A and Synder entered into certain Amendments to the Joint Venture Contract and Amendments to Articles of Association on July 3, 1996 to decrease its registered capital from [ * * * ] to [ * * * ] and adjust the number of directors each party appoints to the board.

WHEREAS, Party B and Synder entered into certain Joint Venture Equity Purchase Agreement on May 8, 1998, whereby Synder transferred to Party B all of its 25% equity interests in Party C. The transfer (“Synder Transfer”) was approved by Wuxi FIAC on June 18, 1998 [(98) Xi Wai Guan Wei Zi Zi No. 128], and was registered with (Wuxi SAIC) on June 29, 1998.

WHEREAS, Party A and Party B entered into certain Equity Interest Transfer Agreement on May 10, 1998, whereby Party A transferred to Party B part of its equity interests in Party C. The transfer, together with Synder transfer, and certain duly executed Amended and Restated Equity Joint Venture Agreement and Amended and Restated Articles of Association were approved by Wuxi FIAC and registered with Wuxi SAIC.

WHEREAS, Party A and Party B entered into certain Agreement for the First Amendment to the Amended and Restated Equity Joint Venture Contract and First Amendments to the Amended and Restated Articles of Association to increase the Registered Capital from [ * * * ] to [ * * * ], and as a result, the equity ratio between Party A and Party B has been adjusted to 15.15% for WEF, and 84.85% for Genencor. The amendments and capital increase contemplated thereby were approved by Wuxi FIAC [waijingmao — sufuzizi (2003) 5844] and registered with Wuxi SAIC.

WHEREAS, Party A intends to transfer all of its 15.15% equity interest in Party C, and Party B intends to purchase such equity interest.

NOW THEREFORE, the Parties hereto have reached the following agreement in accordance with Chinese laws and regulations and through friendly consultation and in conformity with the principle of “equality and mutual benefit”.

AGREEMENT

Article 1. Definitions.

The following terms, when used in capitalized form in this Agreement, shall have the meanings indicated in this Article 1. Other terms are defined elsewhere in this Agreement.

(1)	“Affiliate” shall have the meaning set forth in Article 2.

(2)	“Agreement” means this Agreement for Transfer of Equity Interest and all Appendices referenced herein.

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

(3)	“Articles of Association” means the Articles of Association of Party C dated September 11, 1992, as amended by Amendments to Articles of Association dated July 3, 1996, and May 10, 1998, and was replaced in its entirety by certain Amended and Restated Articles of Association dated May 10, 1998 by Party A and Party B, which was further amended by certain Agreement for the First Amendment to the Amended and Restated Equity Joint Venture Contract and First Amendment to the Amended and Restated Articles of Association (“Agreement for First Amendment”).

(4)	“Assumed Obligations” means Party A’s liabilities and obligations under the Articles of Association.

(5)	“WUXI FIAC ” means Wuxi Foreign Investment Administration Commission, the approving authority duly designated by the Ministry of Commerce of the People’s Republic of China.

(6)	“Closing” shall have the meaning set forth in Article 7.

(7)	“Employment Status Date” shall have the meaning set forth in Article 8(6).

(8)	“Encumbrances” means any and all liens, claims, interests, options, rights of first offer or refusal, pre-emptive rights or prior transfers, agreements to provide any of the foregoing, and any other restriction or limitation of any nature whatsoever affecting the Transferred Interest.

(9)	“Joint Venture Contract” means certain Equity Joint Venture Contract entered into by and between Party A and Synder dated September 11, 1992, as amended by Amendments to the Joint Venture Contract dated July 3, 1996, and May 10, 1998, and was replaced in its entirety by certain Amended and Restated Joint Venture Contract dated May 10, 1998 by Party A and Party B, which was further amended by Agreement for First Amendment.

(10)	“PRC” means The People’s Republic of China.

(11)	“Registered Capital” means the registered capital of Party C, which is [ * * * ], all of which has been paid in (see business license of Party C, attached hereto as Exhibit A).

(12)	“Transferred Interest” means all of Party A’s right, title and interest in and to Party C and in, to and under the JV Contract and the Articles of Association, and including, without limitation, Party A’s 15.15% equity ownership interest in the Registered Capital of Party C, and including, further, any loans or other obligations owing by Party C to Party A, if any.

(13)	“WFOE” means wholly foreign owned enterprise.

(14)	“Wuxi SAIC” shall have the meaning set forth in Recitals.

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

Article 2. Transfer. Party A hereby agrees to sell, convey and deliver to Party B, and, subject only to the conditions expressly set forth in this Agreement, does by this document sell, convey and deliver to Party B, the Transferred Interest, free and clear of all Encumbrances; and Party B agrees to accept and pay for such transfer and to assume the Assumed Obligations, all in accordance with the terms and conditions of this Agreement (the transfer by Party A of the Transferred Interest and the assumption by Party B of the Assumed Obligations are together referred to herein as the “Transfer”). Subject to necessary government approvals, Party B may assign its right to receive the transfer of the Transferred Interest to an Affiliate. For the purpose of this agreement, the term “Affiliate” of Party B shall mean any corporation or legal entity that (i) controls; (ii) is controlled by; or (iii) under the common control with Party B.

Article 3. Purchase Price . In exchange for the Transferred Interest, Party B shall pay or cause to be paid to or on behalf of Party A (as directed by Party A) a purchase price in the amount of [ * * * ] (“Purchase Price”), which is equivalent to Renminbi [ * * * ], converted in accordance with the median of buying and selling rates as of the signing date of this Agreement, in the manner and at the times provided in Article 4.

Article 4. Payment of Purchase Price . The Purchase Price shall be paid in immediately available fund at the Closing, as such term being defined in Article 7.

Article 5. Taxes and Fees .

Each Party shall be responsible for the payment of any taxes imposed on such Party as a result of the Transfer. Party B shall pay all fees imposed in connection with the governmental approvals required in connection with the Transfer. Each Party shall be responsible for its own professional and other third party and internal expenses incurred in connection with the negotiation and performance of this Agreement.

Article 6. Conditions Precedent . The Closing of Transfer is subject to the fulfillment (or written waiver executed by Party B) of the following conditions precedent:

(1)	unanimous approval of the Transfer and of the terminations and amendments identified in paragraph (5) by the board of directors of Party C substantially in the form attached hereto as Exhibit B;

(2)	approval of or consent to the Transfer (including the Purchase Price and payment terms therefor) and of the terminations and amendments identified in paragraph (4) by the board of directors of Party A or equivalent decision-making body and by the appropriate governmental authority in charge of Party A;

(3)	approval of the Transfer (including the Purchase Price and payment terms therefor) and of the terminations and amendments identified in paragraph (5) by the senior management of Party B;

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

(4)	verification of the assets evaluation report for the equity interest to be transferred and any approval, confirmation, consent and documents as required by the Approving Authority in giving the approval as specified in paragraph (6) of this Article, by Wuxi Bureau of Finance or any appropriate authority as designated by the State Assets Supervision and Administration Commission of the People’s Republic of China;

(5)	execution by the Parties of an instrument formally terminating the JV Contract, in substantially the form set forth in Exhibit C, and any necessary amendments to the Articles of Association and other necessary government documents formally removing Party A as a party thereto;

(6)	approval by the Wuxi Foreign Investment Administration Commission (“Wuxi FIAC”), which originally approved the establishment of the joint venture of: (a) the Transfer (including the approval of an affiliate of Party B as the recipient of the Transfer, should Party B so decide); (b) all amendments to the JV Contract and Articles of Association; and (c) establishment of Party C as a WFOE; and the issuance by Wuxi FIAC of an amended approval certificate reflecting such approvals, as well as the approval of any other governmental authority necessary in order to consummate the contemplated transaction;

(7)	issuance to Party C of an amended business license by the Wuxi branch of the State Administration of Industry and Commerce or its relevant local office, confirming that Party C is a WFOE, wholly owned by Party B;

(8)	execution and delivery to Party C of letters by the person appointed by Party A to the board of directors of Party C resigning as director effective on the Closing Date, in the form attached hereto as Exhibit D.

Article 7. Closing of the Transaction .

(1)	The consummation of the Transfer shall take place within forty-five (45) days following the satisfaction of the conditions set forth in Article 6 or at such other time and place as the Parties may agree in writing (the “Closing Date”). On the Closing Date, Party A shall deliver to Party C evidence of the approvals described in paragraphs (2) and (4) of Article 6 and the documents described in paragraphs (5) and (8) of Article 6, and Party B shall provide for the payment of the Purchase Price in full.

(2)	Effective on the Closing Date, Party A shall cease to have any right or interest in or to Party C, including with respect to any of Party C’s assets or liabilities, the Registered Capital of Party C, the right to receive profits or dividends from Party C, any technology and intellectual property owned or controlled by Party C and the right to participate in the management or commercial matters of Party C, and Party A shall cease to have any interest in the JV Contract and Articles of Association.

Article 8. Representations, Warranties and Additional Covenants of Party A .

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

Party A hereby represents, warrants and covenants to Party B as follows:

(1)	Organization and Authority. Party A is a legal entity duly organized and validly existing under the laws of the PRC. Party A has full corporate power and authority to enter into and perform this Agreement. This Agreement constitutes the legal, valid and binding obligation of Party A, enforceable against Party A in accordance with its terms. Party A has taken all necessary action and obtained necessary approvals to authorize the execution and performance of this Agreement.

(2)	No Conflict. The execution and performance of this Agreement by Party A does not and will not contravene, conflict with or constitute a breach or default under Party A’s articles of association, any resolution adopted by Party A’s board of directors, or any material agreement or instrument to which Party A is bound.

(3)	No Approvals. Except as specifically provided in this Agreement, Party A is not required to obtain the consent or approval of any governmental agency or other third party in order to execute and perform its obligations under this Agreement.

(4)	No Encumbrances. There are now and at the time of Transfer will be no Encumbrances affecting or impairing the Transferred Interest or Party A’s right, power and authority to transfer the Transferred Interest in accordance with the terms of this Agreement.

(5)	No Company Obligations. There are no contractual or other obligations owing by Party C or Party B (other than payment of the Purchase Price) to Party A, whether for the payment of money, the return of equipment or other property, or for any other reason, including without limitation, any rights to Party C’s properties of any kind, tangible and intangible, personal, real or intellectual, or rights under contracts, or for reimbursement or compensation. Party A has fully performed all of its obligations with respect to Party C arising under the Articles of Association or under applicable law.

(6)	No Use of Confidential Information. Based on (i) the immediately preceding paragraph (5); and (ii) the fact that effective on Closing, Party A shall no longer have any rights, title and interests in and to Party C or its properties; and (iii) under the JV Contract and Articles of Association, unless prior written consent has been given by an authorized representative of Party B or Party C, Party A and its on-post and active employees as of November 30, 2004 (the “Employment Status Date”) (exclusive of those who, on the Employment Status Date are inactive and off-post workers, “internally deemed” retirees and retirees), if any, will not, directly or indirectly, whether individually, as a director, shareholder, owner, partner, employee, principal or agent of any business, or in any other capacity, use, duplicate, disclose to third parties, sell, transfer, share with others or otherwise furnish, any knowledge, business information, customer data, competitive data, technologies, drawings, printed or electronic materials or other proprietary or confidential information of Party B and/or Party C, including, without limitation, (a) any technology contributed by Party A to Party C, (b) any information associated with equipment

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

contributed by Party A to Party C, and (c) any technology or confidential information which may have been contributed or licensed to Party C by Party B.

(7)	Non-Competition. Party A and its on-post and active employees as of the Employment Status Date (exclusive of those who, on the Employment Status Date are inactive and off-post worker, “internally deemed” retirees and retirees) will not directly or indirectly use, research, develop, manufacture, sell, distribute, enter into commercial arrangements for products and/or technology that are the same or similar to those of Party C and/or Party B, or/and operate or conduct business activities that in any way arise out of or are related to Party C’s business, or have such activities conducted on Party A’s behalf or at Party A’s direction, whether in direct or indirect competition with Party C and/or Party B, for a term of [ * * * ], unless prior written consent has been given by an authorized representative of Party B or Party C. In particular, Party A agrees that it will not, directly or indirectly, do any of the following: (a) solicit from any customer doing business with Party C or Party B, for business that is of the similar nature to Party C’s business; (b) solicit the employment or services of any person who at the time is employed by or a consultant to Party C or Party B; or (c) make any statements or comments of a defamatory or disparaging nature to third parties regarding Party C or Party B, or their respective officers, directors, personnel, products or services.

(8)	Trademarks. Upon Closing of the transfer of the Transferred Interests, the Trademark Licensing Agreement regarding Party A’s Trademarks between Party A as licensor and Party C as licensee shall terminate immediately; however, Party C shall retain license to use Party A’s trademark for a [ * * * ] transition period for its remaining inventories.

(9)	Further Assistance and Continuous Assistance. After Closing, Party A will continue to provide (i) necessary and appropriate assistance to Party C and/or Party B at their reasonable request in any of the processes involving local government, including but not limited to, assisting Party C and/or Party B in completing all government processes required for contemplated transfer, issuing such certificate or document confirming the WFOE status of Party C, and communicating with local government as entrusted by Party C and/or Party B; and (ii) support of and coordination with the implementation of Party C’s relocation plan.

(10)	Investment Certificates. No investment certificate or similar document was issued to Party A to reflect Party A’s contribution to the Registered Capital of Party C, or, if any such investment certificate or similar document was issued, Party A shall deliver such document to Party B as an additional condition precedent, properly endorsed if necessary to effect its transfer or cancellation.

Article 9. Representations, Warranties and Additional Covenants of Party B .

Party B hereby represents, warrants and covenants to Party A as follows:

(1)	Organization and Authority. Party B is a legal entity duly organized and validly existing under the laws of Mauritius. Party B has full corporate power and authority to enter into and perform

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

this Agreement. This Agreement constitutes the legal, valid and binding obligation of Party B, enforceable against Party B in accordance with its terms. Party B has taken all necessary action to authorize the execution and performance of this Agreement.

(2)	No Conflict. The execution and performance of this Agreement by Party B does not and will not contravene, conflict with or constitute a breach or default under Party B’s Articles of Incorporation, any resolution adopted by Party B’s board of directors, or any material agreement or instrument to which Party B is bound.

(3)	No Approvals. Except as specifically provided herein, Party B is not required to obtain the consent or approval of any governmental agency or other third party in order to execute and perform its obligations under this Agreement.

(4)	Financial Ability. Party B has or has access to the financial resources necessary for the performance of its obligations under this Agreement.

(5)	Premises; Post Transfer Matters. As long as Party C remains occupying the premises located at 27 Tonghui Road West, it shall continue to permit Party A to access its own land and buildings through Party C’s premises, and to use its water and electricity utility facilities with separate meter reading, if possible, in any instance the costs for utility usages to be paid separately by Party A (or billed by Party C to Party A, as the case may be).

(6)	Employment Related Matters. Party B shall cause Party C to properly handle the following required employment- related matters upon Closing arising out of the contemplated transfer:

(i)	continuing to honor and perform the obligations under certain existing labor contracts having a term of five (5) years entered into by and between Party B and each individual employee, as were established as a result of the previous restructure of Party C and contract renegotiation;

(ii)	confirming that the continued years of service of an employee accrued from working for Party A and Party C prior to Party B’s acquisition of equity interest, shall be calculated into the total continued years of service of Party C in determining the economic compensation in the event of termination or early termination and employee’s right in the event of contract amendments or renewal; Any economic compensation determined to be owned, as calculated based on the total continued years of service of Party C shall be paid by Party C;

(iii)	continuing to honor and perform the obligations under certain contracts on “Inactive and Off-post Employment Status, Deemed Retirement and Financial Support” and “Decisions on Deemed Retirement Arrangement for Job-Related injured workers” with the former Party C’s workers covered by such documents, respectively and making timely and full payments of allowance to such workers;

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

(iv)	having full authority and taking full responsibility in distribution from the fund set aside by Party C for the purpose of paying the allowance to the internal retirees, the balance of which being [ * * * ] as of April 25, 2004, regardless of the actual costs to be incurred, as long as Party C maintains adequate cash flow for its existing business, to allow for such payment on time and in full;

(iv)	entering into an agreement with Weidong Huang, current Director of Party A and Director, Vice Chairman and Deputy General Manager of Party C as designated by Party A, whereby Mr. Huang is to serve as consultant through a mutually acceptable arrangement.

(7)	No Liability on Party A. After Closing, except at otherwise stated in this Agreement, Party A owes no contractual liabilities or obligations to Party B and/or Party C, including but not limited to, the obligation to pay to the employees of Party C who were former employees of Party A the economic compensations arising or in connection with the termination of labor contracts.

Article 10. Liabilities for Breach . If Party B fails to make a payment owing under this Agreement as and when due, the late payment shall bear a surcharge of 0.05% per day beginning twenty business days after the payment becomes due and payable; provided, however, that this paragraph shall not apply with respect to any payment concerning which Party B has a good faith dispute with Party A, provided that (a) Party B is actively commenced pursuing resolution of the dispute through the procedures described in Article 14, and (b) Party B has paid all undisputed amounts owing to Party A. The remedy provided in this paragraph (2) shall be Party B’s sole liability with respect to late payments.

Article 11. Effectiveness . This Agreement shall become effective on the date when the certificate of approval is issued by Wuxi FIAC by all Parties, but the obligation of the Parties to consummate the Transfer and the effectiveness of the Transfer shall be subject to the conditions set forth in Article 6, including, without limitation, the receipt of all required government approvals.

It is the understanding between Party A and Party B that prior to submitting the application package for the contemplated transfer to Wuxi FIAC for approval, Party B is internally required to submit for approval of the executed Agreement to the management of Genencor International, Inc., being Party B’s sole shareholder. If Party B fails to obtain its internal approval within [ * * * ], Party A shall have the option to: (i) immediately terminate the Agreement; (ii) commerce re-negotiation with Party B for new terms and conditions with Party B, which shall be similarly subject to approval by Genencor International, Inc.; or (iii) continue to wait for approval by the management of Genencor International, Inc.

Article 12. Notices . Any notice, waiver, consent or other communication required or permitted under this Agreement must be in writing and must be sent by hand delivery, fax, or internationally recognized courier service (such as FedEx, UPS and DHL). Such notices, waivers, consents or other communications sent in such manner shall be effective when delivered or when delivery is refused, regardless of the method of delivery used. The addresses and fax numbers to be used shall be those set

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

forth at the beginning of this Agreement, unless one Party changes its address and/or fax number by sending a notice of such change in the manner required by this Article 12.

Article 13. Governing Law . The formation, validity, interpretation and performance of, and the resolution of disputes arising from, this Agreement shall be governed by the laws of the PRC.

Article 14. Dispute Resolution . Any dispute, controversy or claim arising out of or in connection with this Contract shall be settled through friendly consultations between Party A and Party B. If settlement is not reached within ninety (90) days, the dispute, controversy or claim shall be finally resolved through arbitration through the China International Economic and Trade Arbitration Commission Shanghai Sub-Commission (“CIETAC”), in accordance with its rules, whose decision is final and binding upon both Party A and Party B. There shall be three arbitrators. Party A shall choose one arbitrator, Party B shall choose one arbitrator, and the two arbitrators so chosen shall choose the third. If the two arbitrators chosen by the Parties are unable to agree upon the selection of a third arbitrator, the third arbitrator shall be chosen by the Secretary-General of CIETAC. The arbitration will be conducted in both English and Chinese languages simultaneously. The Parties hereby irrevocably waive their rights to contest, dispute or otherwise oppose the recognition and enforcement of the arbitral award by CIETAC in any proceedings, on the grounds of “invalidity” of the arbitration agreement or the grounds of CIETAC’s lack of authority or jurisdiction to settle the dispute. The losing Party shall bear all the arbitration fees and any costs and expenses arising therefrom, including, without limitation, reasonable attorneys fees; provided, however, that if the arbitrators determine that both Parties bear fault, the arbitrators shall apportion responsibility for such costs and expenses between the Parties based on each Party’s comparative responsibility as determined by the arbitrators.

Article 15. Assignment

None of the Parties shall assign, transfer or otherwise convey any of its rights, titles and interests in and to this Agreement to any of the third parties, without the consent in writing by the other party, provided that, Party B may assign and transfer all or any portion of its rights, titles and interests in and to this Agreement to any of its Affiliates, subject to the approval by the Approving Authority and due registration.

Article 16. Counterparts . This Agreement shall be signed in seven (7) copies, in both English and Chinese - - two (2) copies for Party A, two (2) copies for Party B, one (1) copy for Party C, and two (2) copies to be submitted in connection with the required government approvals. Each copy shall constitute an original, and all copies, taken together, shall constitute one and the same instrument.

Article 17. Entire Agreement . The Appendices identified below the signatures are an integral part of this Agreement and have the same effectiveness as this Agreement. This Agreement, including the Appendices, is a total of 28 pages. This Agreement, including the Appendices, constitutes the entire agreement and understanding of the Parties with respect to the transaction described herein.

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

Article 18. Modifications and Waivers . This Agreement may be modified only by a writing which is signed by the authorized representatives of all Parties and which states that it is intended as a modification of this Agreement. No waiver of any of the provisions of this Agreement shall be binding unless set forth in a writing which is signed by the authorized representative of the Party against which such waiver is sought to be enforced and which states that it is intended as a waiver. The waiver by a party of one provision of this Agreement on one occasion shall not be construed as a waiver of that provision on any other occasion, or as a waiver of any other provision on any occasion.

Article 19. Language . This Agreement has been negotiated and prepared in both the Chinese and English languages. Care was taken to ensure that the two versions have the same meaning. Each language shall be equally authoritative.

Article 20. Interpretation Rules .

(1)	The defined terms used in this Agreement apply equally to both the singular and plural forms of the terms defined.

(2)	References in this Agreement to Articles are references to the Articles of this Agreement, unless the particular reference otherwise provides by citing a different document. References to paragraphs shall be references to the indicated paragraph of the same Article in which the reference appears, unless the reference otherwise provides by citing to a different Article within this Agreement or some other document.

Article 21. Date and Place of Signing . This Agreement is signed on November 30, 2004, in Wuxi, Jiangsu Province, People’s Republic of China.

[The remainder of this page is left blank intentionally. The signatures begin on the next page.]

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

SIGNATURES

Party A:	Party B: (First Signature)
Wuxi Enzyme Factory	Genencor Mauritius, Limited
27 Tonghui Road West	c/o Genencor International, Inc.
Wuxi City, Jiangsu Province	200 Meridian Centre Blvd.
The People’s Republic of China, 214035	Suite 300 Rochester, New York 14618
U. S. A.

Legal Representative:	Legal Representative:
Weidong Huang, Director	John J. Gell, Director

Signature:	/s/ Weidong Huang	Signature:	/s/ John J. Gell

Fax: (0510) 370-9726	Fax: (001-585) 244-2806

Party C:	Party B: (Second Signature)
Genencor Wuxi Bio-products Co., Ltd.	Genencor Mauritius, Limited
27 Tonghui Road West	c/o Genencor International, Inc.
Wuxi City, Jiangsu Province	200 Meridian Centre Blvd.
The People’s Republic of China, 214035	Suite 300
Rochester, New York 14618
U. S. A.

Legal Representative:	Authorized Representative:
John J. Gell, Chairman	Paul Underberg

Signature:	/s/ John J. Gell	Signature:	/s/ Paul Underberg

Fax: (0510) 370-9726	Fax: (001-585) 244-2806

Witnessed By:
Wuxi Light Industrial Assets Management Co., Ltd.

Duly designated Representative:
Mengqiao Bao, General Manager

Signature:	/s/ Mengqiao Bao

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

Exhibits

Exhibit A	Business License of Party C
Exhibit B	Form of Board Resolution
Exhibit C	Form of JV Contract Termination
Exhibit D	Form of Resignation

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

EXHIBIT A

BUSINESS LICENSE OF PARTY C

See attached copy in Chinese with English translation following.

[FORM NOT ATTACHED IN ORIGINAL]

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

EXHIBIT B

FORM OF BOARD RESOLUTION

GENENCOR WUXI BIO-PRODUCTS CO., LTD.

WRITTEN BOARD RESOLUTIONS

The undersigned, being all of the members of the Board of Directors of Genencor Wuxi Bio-Products Co.,Ltd., a Chinese limited liability company and Sino-foreign joint venture (the “Company”), do hereby adopt the following written resolutions in accordance with the Articles of Association of the Company:

1.	Transfer of Wuxi Enzyme Factory’s Equity Interest. The directors hereby approve the Agreement for Transfer of Equity Interest and all its terms and conditions by and among Wuxi Enzyme Factory (“WEF”), Genencor Mauritius, Limited (“Genencor”) and the Company, dated November ___, 2004 (the “Transfer Agreement”), and the directors hereby consent to WEF, as the Chinese party of the Company, transferring all of its equity interest in the Company to Genencor, subject always to any restrictions set forth in the Transfer Agreement related thereto. Upon approval of the Transfer Agreement by the Wuxi Foreign Investment Administration Commission and completion of the business registration, WEF will cease to own any rights, interests and obligations originally held by it in the Company, and such rights, interests and obligations shall be held by Genencor. At such time, the Company shall become a wholly foreign owned enterprise under the laws of the PRC.

2.	It is resolved that, upon the approval of the Transfer Agreement by the Wuxi Foreign Investment Administration Commission, the Joint Venture Contract of the Company will cease to be effective.

3.	It is resolved to accept the resignation of the director previously nominated by WEF to the Company, namely, Huang Wei-Dong, effective the Closing Date (as defined in the Transfer Agreement).

4.	The above terminations and appointments will be effective on the Closing Date.

Signatures:

John J. Gell (Chairman)	Huang Wei-Dong(Vice Chairman)
Date:	Date:

Paul Underberg, Director	Jeffrey Surniak, Director
Date:	Date:

Nelson Hsia, Director Date:

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

EXHIBIT C

FORM OF JV CONTRACT TERMINATION

AGREEMENT FOR TERMINATION OF JOINT VENTURE CONTRACT

     THIS AGREEMENT FOR TERMINATION OF JOINT VENTURE CONTRACT (“Agreement”) is made by and between the following Parties after friendly consultation on the basis of principles of equality and mutual benefit:

Party A:	Wuxi Enzyme Factory
25 Tonghui Road West
Wuxi City, Jiangsu Province
The People’s Republic of China, 214035
Fax: (0510) 370-9726
Legal Representative: Weidong Huang, Director

Party B:	Genencor Mauritius, Limited
c/o Genencor International, Inc.
200 Meridian Centre Blvd
Suite 300
Rochester, New York 14618
U. S. A.
Fax: (001-585) 244-2806
Legal Representative: John J. Gell, Director

(Party A and Party B are hereinafter referred to collectively as the “Parties” and individually as a “Party”).

RECITALS

Recital A.	The Parties previously entered into an Agreement for Transfer of Equity Interest dated November___, 2004 (“Transfer Agreement”).

Recital B	Pursuant to Article 6 of the Transfer Agreement, it is a condition to the consummation of the Transfer Agreement that the Parties execute an agreement formally terminating the JV Contract (as defined in the Transfer Agreement).

AGREEMENT

Article 1. Definitions. Terms used in capitalized form and not otherwise defined in this Agreement shall have the meanings given them in the Transfer Contract.

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

Article 2. Termination of JV Contract. The JV Contract is hereby terminated with effectiveness as of the date of this Agreement (“Termination Date”). The termination of the JV Contract as provided in this Agreement shall not affect the obligations of the Parties with respect to situations existing or events occurring prior to the Termination Date.

Article 3. Date and Place of Signing. This Agreement is signed on November____, 2004, in Wuxi, Jiangsu Province, People’s Republic of China.

SIGNATURES

Party A:	Party B: (First Signature)
Wuxi Enzyme Factory	Genencor Mauritius, Limited
25 Tonghui Road West	c/o Genencor International, Inc.
Wuxi City, Jiangsu Province	200 Meridian Centre Blvd.
The People’s Republic of China, 214035	Suite 300
Rochester, New York 14618
U. S. A.

Legal Representative:	Legal Representative:
Weidong Huang, Director	John J. Gell, Director

Signature:	Signature:

Fax: (510) 370-9726	Fax: (001-585) 244-2806

Party B: (Second Signature)
Genencor Mauritius, Limited
c/o Genencor International, Inc.
200 Meridian Centre Blvd.
Suite 300
Rochester, New York 14618
U. S. A.

Authorized Representative:
Paul Underberg

Signature:

Fax: (001-585) 244-2806

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL

EXHIBIT D

FORM OF RESIGNATION

RESIGNATION

I, Weidong Huang, hereby resign as a director (, Deputy General Manager and Vice Chairman) of Genencor (Wuxi) Bio-Products Co., Ltd. (the “Company”), effective on the Closing Date as defined in that certain Agreement for Transfer of Equity Interest by and among Wuxi Enzyme Factory , Genencor Maritius and the Company, dated November __, 2004.

Weidong Huang

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

EXECUTION VERSION / CONFIDENTIAL